UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 2, 2026

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 2, 2026, VerifyMe, Inc. (the “Company”) entered into a letter agreement (the “LOI”) with Open World Ltd., a Cayman Islands exempted company (“Open World”), regarding a proposed merger transaction.

Subject to the execution of a Merger Agreement, as defined in the LOI, the Company’s direct wholly owned subsidiary (the “Merger Sub”) will merge with and into Open World with Open World surviving as a wholly owned subsidiary of the Company (the “Merger”). Subject to the satisfaction of the conditions to closing to be set forth in the Merger Agreement, at the closing of the Merger (the “Closing”), the issued and outstanding shares of common stock of Open World will be canceled and converted into the right to receive approximately 90% of the issued and outstanding shares of the Company, such that the Open World shareholders will become controlling shareholders of the combined public company.

The LOI provides that at the Closing, the Company will be required to have a minimum cash balance of not less than $1,000,000.  The Company’s Board of Directors (the “Board”), at its discretion, may issue a cash dividend of its cash balance in excess of $1,000,000 to shareholders of record of the Company as of a date prior to the Closing.

Pursuant to the LOI, for a period of 60 days from the execution of the LOI until the termination of the LOI, each party shall be prohibited from directly or indirectly soliciting, negotiating, encouraging or providing any information to or entering into any agreement with any third party, other than the other party, concerning any alternative transaction and each party shall cease all existing discussions and negotiations, if any, with any other third party in respect of any alternative transaction during this period.

The LOI may be terminated: (a) by mutual written consent, (b) by either party if either party’s board of directors does not approve the Merger Agreement or after completing due diligence no longer believes the Merger is in the best interest of its shareholders, (c) by the Company if it is unable to obtain a satisfactory fairness opinion, (d) if the Closing has not occurred by June 30, 2026, (e) if any judgment, injunction, order or decree permanently restraining, enjoining or otherwise prohibiting consummation of the Merger, shall have become final and non-appealable or (f) in connection with a Superior Proposal, as defined in the LOI, being accepted by the Company. If the LOI is terminated by the Company in relation to a Superior Proposal, the Company will be obligated to pay Open World $500,000 as liquidated damages. Additionally, if either party terminates the LOI for failure to receive approval by its board of directors, for the Company’s inability to obtain a satisfactory fairness opinion, or for any reason other than (i) the inability by either party to obtain shareholder approval or (ii) a material change to the business, financial condition or liabilities of the other party, the terminating party will be obligated to pay the other party $400,000 as liquidated damages.

The foregoing description of the LOI is not complete and is qualified in its entirety by reference to the full text of the LOI, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure

On January 5, 2026, the Company issued a press release (the "Press Release") announcing the entry into the LOI by the Company and Open World. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibits 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “shall,” “intend,” and other words of similar meaning. Each forward-looking statement contained in this Current Report on Form 8-K (and the associated exhibits attached hereto) is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the LOI, the termination of the Merger Agreement once executed or could otherwise cause the transaction to fail to close, including the failure to obtain shareholder approval of the Merger; (2) the institution or outcome of any legal proceedings that may be instituted against the Company or Open World following the announcement of the LOI or the Merger Agreement, if executed, and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including due to failure to obtain approval of the securityholders of the Company or Open World, certain regulatory approvals, or satisfy other conditions to closing in the LOI; (4) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (5) the ability to recognize the anticipated benefits of the proposed business combination; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; and (8) the risks and uncertainties identified under the headings “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on December 27, 2024 (as amended), and “Item 1A. Risk Factors” in the Company’s subsequently filed Quarterly Reports on Form 10-Q, as well as other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of this Current Report on Form 8-K.

We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K (and the associated exhibits attached hereto). You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements except as required by applicable law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should consider these risks and uncertainties. We do not give any assurance that the Company will achieve its expectations by the transactions contemplated in the LOI or otherwise.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Letter of Intent, dated January 2, 2026, between VerifyMe, Inc. and Open World Ltd.
99.1	Press Release, dated January 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: January 5, 2026	By:	/s/ Adam Stedham
Adam Stedham
Chief Executive Officer